EXHIBIT 99.9

                                PLEDGE AGREEMENT
                                ----------------
                             (Principal Shareholder)

TO:  MERCATOR ADVISORY GROUP, LLC

     1. GRANT OF SECURITY INTEREST. For valuable consideration, the undersigned, Craig A. Vanderburg ("PLEDGOR"), hereby pledges to MERCATOR ADVISORY GROUP, LLC as collateral agent (in such capacity, "AGENT") for the holders (the "HOLDERS") of those certain 6-1/2% Secured Convertible Debentures (the DEBENTURES") listed on Schedule 1 attached hereto, issued jointly and severally by MediaBus Networks, Inc., a Florida corporation ("MEDIABUS") and its wholly owned subsidiary, Presidion Solutions, Inc., a Florida corporation ("PRESIDION" and, with MediaBus, the "BORROWERS"), in favor of the purchasers of the Debentures named on Schedule 1 ("MERCATOR"), and grants to Mercator a security interest in, all of the following property (collectively called "COLLATERAL"): (i) 35,476,341 shares of the common stock of MediaBus (the "STOCK") and (ii) whatever is or may be receivable or received with respect to the Stock (hereinafter collectively called "PROCEEDS"), including without limitation, (a) all rights to payment, however arising, (b) all proceeds of any sale or other disposition of the Stock, and (c) all stock rights, rights to subscribe, stock splits, liquidating dividends, cash dividends, dividends paid in stock, new securities or other property of any kind which Pledgor is or may hereafter be entitled to receive on account of the Stock, whether received by Pledgor due to stock splits or dividends paid in stock or sums paid upon or in respect of the Stock, upon the liquidation or dissolution of MediaBus or otherwise. In the event that Pledgor receives any such Proceeds, Pledgor will hold the same in trust on behalf of and for the benefit of Mercator and will immediately deliver all such Proceeds to Mercator in the exact form received, with the endorsement of Pledgor if necessary and/or appropriate undated stock powers duly executed in blank, to be held by Mercator as part of the Collateral, subject to all of the terms hereof. Mercator is acting hereunder for the benefit of the holders of the Debentures on a proportional basis in accordance with the amounts of their respective interests in the Debentures.

     2. OBLIGATIONS SECURED. The obligations secured hereby (collectively, the "SECURED OBLIGATIONS") are the payment and performance of: (a) that certain Guaranty of even date herewith by Pledgor in favor of Mercator (the "GUARANTY"); and (b) all obligations of Pledgor to Mercator under this Pledge Agreement.

     3. DELIVERY OF COLLATERAL. Upon the execution of this Pledge Agreement, Pledgor shall deliver to Mercator the certificates representing the Stock, together with (i) a stock power in the form set forth in EXHIBIT A attached hereto duly executed in blank with Pledgor's signature covered by a medallion signature guarantee, (ii) a third party release form and (iii) a "NO STOP TRANSFER LETTER," all acceptable to Mercator in form and substance.

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     4. VOTING RIGHTS; CASH DIVIDENDS. Notwithstanding any contrary provision of this Pledge Agreement, as long as Pledgor is the owner of the Stock, Pledgor shall be entitled to all voting rights with respect to the Collateral and shall be entitled to receive all cash payments, dividends or distributions paid in respect of the Collateral, subject to Sections 1 and 5 of this Agreement.

     5. ADDITIONAL SECURITIES; STOCK DIVIDENDS; DISTRIBUTIONS. If, while this Pledge Agreement is in effect, Pledgor becomes entitled to receive or receives any securities or other property in addition to, in substitution of, or in exchange for any of the Collateral (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), Pledgor shall accept such securities or other property on behalf of and for the benefit of Mercator as additional security for the Secured Obligations, and shall promptly deliver to Mercator such additional security, together with duly executed forms of stock power or assignment, and such additional security shall be deemed to be part of the Collateral hereunder.

     6. TERMINATION. This Pledge Agreement will terminate upon the indefeasible payment in full or other termination of all of the Secured Obligations. Notwithstanding any contrary provision of this Pledge Agreement, the liability of Pledgor hereunder shall be reinstated and revived and the rights of Mercator shall continue if and to the extent that for any reason any amount at any time paid on account of any Secured Obligation is rescinded or must otherwise be restored by Mercator or any Holder, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by Mercator or the applicable Holder(s) in its sole discretion; PROVIDED HOWEVER, that if Mercator or the applicable Holder(s) chooses to contest any such matter at the request of Pledgor, Pledgor agrees to indemnify and hold Mercator and the Holders harmless from and against all costs and expenses, including without limitation reasonable attorneys' fees and costs, expended or incurred by Mercator or such Holder(s) in connection therewith, including without limitation, in any litigation with respect thereto. Upon termination, Mercator shall surrender the certificates evidencing the Collateral to Pledgor together with all forms of stock power or assignment.

     7. OBLIGATIONS OF MERCATOR. Mercator's obligation with respect to the Collateral and Proceeds in its possession shall be strictly limited to the duty to exercise reasonable care in the custody and preservation of such Collateral and Proceeds, and such duty shall not include any obligation to ascertain or to initiate any action with respect thereto or to inform Pledgor of maturity dates, conversion, call or exchange rights, or offers to purchase the Collateral or Proceeds, or any similar matters, notwithstanding Mercator's knowledge of the same. Mercator shall have no duty to take any steps necessary to preserve the rights of Pledgor against prior parties, or to initiate any action to protect


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against the possibility of a decline in the market value of the Collateral or
Proceeds. Mercator shall not be obligated to take any action with respect to the Collateral or Proceeds requested by Pledgor unless such request is made in writing and Mercator determines, in its sole discretion, that the requested action would not unreasonably jeopardize the value of the Collateral and Proceeds as security for the Secured Obligations. Mercator may at any time deliver the Collateral and Proceeds, or any part thereof, to Pledgor, and the receipt thereof by any Pledgor shall be a complete and full acquittance for the Collateral and Proceeds so delivered, and Mercator shall thereafter be discharged from any liability or responsibility therefor.

     8. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants to Mercator and the Holders that: (a) Pledgor is the owner and has possession or control of the Collateral, including without limitation the Stock; (b) Pledgor has the right to pledge the Collateral and Proceeds; (c) all Collateral and Proceeds are genuine, free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except the lien created hereby; and (d) all statements contained herein and, where applicable, in the Collateral, are true and complete in all material respects.

     9. COVENANTS OF PLEDGOR.

          (a) Pledgor agrees in general: (i) to indemnify Mercator against all losses, claims, demands, liabilities and expenses of every kind arising from the security interest in the Collateral and Proceeds granted herein, but excluding any such losses, claims, demands, liabilities and expenses as may be attributable solely to Mercator's gross negligence or willful misconduct; (ii) to pay all costs and expenses, including without limitation reasonable attorneys' fees, incurred by Mercator in the perfection and preservation of the Collateral or Mercator's interest therein and/or the realization, enforcement and exercise of Mercator's rights, powers and remedies hereunder; (iii) to permit Mercator to exercise its powers; and (iv) to execute and deliver such documents as Mercator reasonably deems necessary to create, perfect and continue the security interests contemplated hereby.

          (b) Pledgor agrees with regard to the Collateral and Proceeds, unless Mercator agrees otherwise in writing: (i) not to permit any lien on the Collateral or Proceeds, except in favor of Mercator; (ii) not to sell, hypothecate or otherwise dispose of, nor permit the transfer by operation of law of, any of the Collateral or Proceeds or any interest therein; (iii) to keep complete and accurate records regarding all Collateral and Proceeds, and to permit Mercator to inspect the same and make copies thereof at any reasonable time; (iv) after the occurrence and during the continuance of any Event of Default, if requested by Mercator, to receive and use reasonable diligence to collect Proceeds, in trust and as the property of Mercator, and to immediately endorse as appropriate and deliver such Proceeds to Mercator daily in the exact form in which they are received together with a collection report in form satisfactory to Mercator; (v) not to commingle Collateral or Proceeds, or


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collections thereunder, with other property; (vi) after the occurrence and during the continuance of any Event of Default, in the event Mercator elects to receive payments of Proceeds hereunder, to pay all expenses incurred by Mercator in connection therewith, including without limitation expenses of accounting, correspondence, collection efforts, filing, recording, record keeping and expenses incidental thereto; (vii) to provide any service and do any other acts which may be reasonably necessary to keep all Collateral and Proceeds free and clear of all defenses, rights of offset and counterclaims; and (viii) if the Collateral or Proceeds consists of securities and so long as no Event of Default exists, to vote said securities and to give consents, waivers and ratifications with respect thereto, provided that no vote shall be cast or consent, waiver or ratification given or action taken which would impair Mercator's interests in the Collateral and Proceeds or be inconsistent with or violate any provisions of this Pledge Agreement.

     10. POWERS OF MERCATOR. Pledgor appoints Mercator Pledgor's true attorney-in-fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Pledge Agreement and may be exercised from time to time by Mercator's agents, or any of them, whether or not Pledgor is in default (unless otherwise provided below): (a) to perform any obligation of Pledgor hereunder in Pledgor's name or otherwise which Pledgor has failed to perform after reasonable notice or after the occurrence and during the continuance of an Event of Default; (b) to notify any person or entity obligated on any security, instrument or other document subject to this Pledge Agreement of Mercator's rights hereunder; (c) upon the occurrence and during the continuance of any Event of Default, to enter into any extension, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral or Proceeds, and in connection therewith to deposit or surrender control of the Collateral and Proceeds; (d) to accept other property from Pledgor or from any other person or entity in exchange for the Collateral and Proceeds, and to do and perform such acts and things as Mercator may deem proper, with any money or property received in exchange for the Collateral or Proceeds, at Mercator's option, to be applied to the Secured Obligations or held by Mercator under this Pledge Agreement; (e) after the occurrence and during the continuance of any Event of Default, to make any compromise or settlement Mercator deems desirable or proper in respect of the Collateral and Proceeds; (f) to process and preserve the Collateral and Proceeds; (g) after the occurrence and during the continuance of any Event of Default, to exercise all rights, powers and remedies which Pledgor would have, but for this Pledge Agreement, with respect to all Collateral and Proceeds subject hereto; and (h) to do all acts and things, and execute all documents in the name of Pledgor or otherwise, as Mercator reasonably deems necessary, proper or convenient in connection with the preservation, perfection or enforcement of its rights hereunder. The foregoing shall include, without limitation, the right of Mercator or its nominee to exchange, at its discretion, any and all Collateral and/or Proceeds upon the merger, consolidation, reorganization,


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recapitalization or other readjustment of the issuer thereof, or upon the exercise by the issuer thereof or Mercator of any right, privilege or option pertaining to any shares of the Collateral and/or Proceeds, and in connection therewith, the right to deposit and deliver any and all of the Collateral and/or Proceeds with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Mercator may determine. All of the foregoing rights, privileges or options may be exercised without liability on the part of Mercator or its nominee except to account for property actually received. Mercator shall have no duty to exercise any of the foregoing or any other rights, privileges or options with respect to the Collateral or Proceeds, and shall not be responsible for any failure to do so or delay in so doing.

     11. PAYMENT OF TAXES, CHARGES, LIENS AND ASSESSMENTS. Pledgor agrees to pay, prior to delinquency, any and all taxes, charges, liens and assessments against the Collateral and Proceeds, and upon the failure of Pledgor to do so, Mercator at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payments made by Mercator shall be obligations of Pledgor to Mercator, due and payable immediately upon demand, together with interest at the rate applicable to the Loan, as that term is defined in the Guaranty, and shall be secured by the Collateral and Proceeds, subject to all of the terms and conditions of this Pledge Agreement.

     12. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "EVENT OF DEFAULT" under this Pledge Agreement: (a) any default (subject to any grace periods applicable thereto) in the payment or performance of any obligation, or any defined event of default, under the Guaranty or any other Secured Obligation; (b) any representation or warranty made by Pledgor herein shall prove to be incorrect, false or misleading in any material respect when made; (c) Pledgor shall fail to observe or perform any obligation or agreement contained herein after thirty (30) days' written notice of such failure; or (d) any attachment or like levy is made against any property of Pledgor which is not discharged within thirty (30) days.

     13. REMEDIES.

          (a) Upon the occurrence of any Event of Default, Mercator shall have the right to declare immediately due and payable all or any Secured Obligations. Mercator shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the California Uniform Commercial Code or otherwise provided by law, including without limitation, the right to contact all persons or entities obligated to Pledgor on any Collateral or Proceeds and to instruct such persons or entities to deliver all Collateral and/or Proceeds directly to Mercator. All of Mercator's rights, powers, privileges and remedies shall be cumulative. No delay, failure or discontinuance by Mercator in exercising any right, power, privilege or remedy hereunder shall affect or


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operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Mercator of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing. It is agreed that public or private sales, for cash or on credit, to a wholesaler or retailer or investor or user of property of the types subject to this Pledge Agreement, or public auction, are all commercially reasonable since differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the differences in the costs and credit risks of such sales. Pledgor shall have no right to redeem the Collateral after any such sale or assignment. At any such sale or auction, Mercator or any Holder may bid for, and become the purchaser of, the whole or any part of the Collateral offered for sale. While an Event of Default exists: (i) Pledgor will not dispose of any of the Collateral or Proceeds except on terms approved by Mercator; (ii) Mercator may appropriate the Collateral and apply all Proceeds toward repayment of the Secured Obligations in such order of application as Mercator may from time to time elect; and (iii) at Mercator's request, Pledgor will assemble and deliver all Collateral and Proceeds, and books and records pertaining thereto, to Mercator at a reasonably convenient place designated by Mercator. For any Collateral or Proceeds consisting of securities, Mercator shall have no obligation to delay a sale of any portion thereof for the period of time necessary to permit the issuer thereof to register such securities for public sale under any applicable state or federal law, even if the issuer thereof would agree to do so.

          (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), and applicable state securities laws, Mercator may be compelled, with respect to any sale of all or any part of the Collateral conducted without prior registration or qualification of such Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Mercator shall have no obligation to engage in a public sale and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register.

     14. DISPOSITION OF COLLATERAL AND PROCEEDS. Upon the transfer of all or any part of the Secured Obligations, Mercator may transfer all or any part of the


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Collateral or Proceeds and shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all rights and powers of Mercator hereunder with respect to any of the foregoing so transferred; but with respect to any Collateral or Proceeds not so transferred, Mercator shall retain all rights, powers, privileges and remedies herein given. Mercator may apply any proceeds of any disposition of any of the Collateral or Proceeds, or any part thereof, to the payment of expenses incurred by Mercator in connection with the foregoing, including without limitation reasonable attorneys' fees, and Mercator may apply the balance of such proceeds toward the payment of the Secured Obligations in such order of application as Mercator may from time to time elect. Once all Secured Obligations are paid, any and all excess Collateral or Proceeds shall be returned to Pledgor.

     15. STATUTE OF LIMITATIONS. Until this Pledge Agreement terminates, the power of sale and all other rights, powers, privileges and remedies granted to Mercator hereunder shall continue to exist and may be exercised by Mercator at any time and from time to time irrespective of the fact that the Secured Obligations or any part thereof may have become barred by any statute of limitations, or that the personal liability of Pledgor may have ceased, unless such liability shall have ceased due to the payment in full of all Secured Obligations.

     16. MISCELLANEOUS. (a) Pledgor waives any right (i) to require Mercator or any Holder to make any presentment or demand, or give any notice of nonpayment or nonperformance, protest, notice of protest or notice of dishonor hereunder,
(ii) to direct the application of payments or security for any Secured Obligations, or (iii) to require proceedings against others or to require exhaustion of security; and (b) Pledgor hereby consents to extensions, forbearances or alterations of the terms of the Secured Obligations, the release or substitution of security, and the release of any guarantors. Until this Pledge Agreement terminates, Pledgor shall have no right of subrogation or contribution, and Pledgor hereby waives any benefit of or right to participate in any of the Collateral or Proceeds or any other security now or hereafter held by Mercator or any Holder.

     17. NOTICES. All notices, requests and demands required under this Pledge Agreement must be in writing, addressed to the appropriate party at the address specified for such party in the Guaranty or to such other address as such party may designate by written notice to the other party, and shall be deemed to have been given or made as follows: (a) if personally delivered, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

     18. COSTS, EXPENSES AND ATTORNEYS' FEES. Pledgor shall pay to Mercator or any Holder within ten (10) days after demand the full amount of all payments, advances, charges, costs and expenses, including without limitation reasonable


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attorneys' fees, expended or incurred by Mercator or such Holder in exercising any right, power, privilege or remedy conferred by this Pledge Agreement or in the enforcement thereof, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Mercator, any Holder or any other person or entity) relating to Pledgor, either Borrower or any other related entity or in any way affecting any of the Collateral or Mercator's ability to exercise any of its rights or remedies with respect thereto. All of the foregoing shall be paid by Pledgor with interest from the date of demand until paid in full at a rate per annum equal to the rate of interest applicable to the Loan, as that term is defined in the Guaranty.

     19. SUCCESSORS; ASSIGNS; AMENDMENT. This Pledge Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties, and may be amended or modified only in a writing signed by Mercator and Pledgor. Each Lender is a third party beneficiary of this Pledge Agreement.

     20. SEVERABILITY OF PROVISIONS. If any provision of this Pledge Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Pledge Agreement.

     21. GOVERNING LAW. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of California.

     22. RELEASE OF STOCK COLLATERAL. Upon the effective date of the Registration Statement, Agent shall only retain sufficient Stock Collateral to maintain a 5 to 1 ratio of the dollar value of the unconverted Debenture ("REMAINING COLLATERAL"). The Remaining Collateral will be reviewed every thirty
(30) days and adjusted as needed until such time as the terms of the Debenture are satisfied.


          IN WITNESS WHEREOF, this Pledge Agreement has been duly executed as of February 11, 2003.


"PLEDGOR"
---------

          /s/ Craig A. Vanderburg
---------------------------------------------------
           Signature of Pledgor


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           Craig A. Vanderburg
---------------------------------------------------
         Printed Name of Pledgor

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                                   SCHEDULE 1
                                   ----------

                                   DEBENTURES


          The Debentures, as defined in the Pledge Agreement to which this
Schedule 1 is attached, are the 6 1/2% Secured Convertible Debentures issued jointly and severally by MediaBus and Presidion as of February 11, 2003, to the following purchasers in the following original principal amounts:

                                                     Original
        Purchaser                                Principal Amount
                                                 ----------------

        Mercator Focus Fund, L.P.                   $1,560,000

        Mercator Momentum Fund, L.P.                 $240,000

        Mercator Momentum Fund, III L.P.             $200,000


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                                    EXHIBIT A
                                    ---------

                                   STOCK POWER


          FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto Mercator Advisory Group, L.L.C. ("TRANSFEREE"), Thirty Five Million Four Hundred Seventy Six Thousand Three Hundred Forty One (35,476,341) shares of capital stock of MediaBus Networks, Inc., a Florida corporation (the "COMPANY"), standing in the name of the undersigned on the books of said Company and represented by Certificate No(s). _____________, herewith and does hereby irrevocably constitute and appoint Transferee as the undersigned's true and lawful attorney to transfer said stock on the books of the Company with full power of substitution in the premises.


Dated:_______________________________           ________________________________
                                                   Signature of Pledgor


                                                ________________________________
                                                 Printed Name of Pledgor

In the presence of:


_____________________________________
Witness:



Medallion Signature Guarantee:

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